Going Concern	12 Months Ended
Dec. 31, 2012
Disclosure Text Block [Abstract]
Going concern

 3. Going concern

As of December 31, 2011, the Company was in compliance, had waivers or had the ability to remedy breaches, if any, of financial covenants related to its credit facilities.

As of December 31, 2012, the drilling segment was in compliance with its financial covenants while the shipping segment was in breach of certain financial covenants, mainly the interest coverage ratio, contained in the Company's loan agreements relating to $769,098 of the Company's debt. Even though as of the date of approval of the consolidated financial statements none of the lenders have declared an Event of Default under the loan agreements, these breaches constitute events of default and may result in the lenders requiring immediate repayment of the loans. As a result of this non-compliance and of the cross default provisions contained in all bank loan agreements of the shipping segment, the Company has classified the respective bank loans amounting to $941,339 as current liabilities (Note 11). As a result, the Company reports a working capital deficit of $670,000 at December 31, 2012.

In addition and as further discussed in Note 16 the Company's construction installments under its shipbuilding contracts amount to $1,545,571 for 2013. On February 4, 2013, Ocean Rig UDW Inc. (“Ocean Rig”) completed syndication of a $1.35 billion syndicated secured term loan facility to partially finance the construction costs of the Ocean Rig Mylos, the Ocean Rig Skyros and the Ocean Rig Athena. In addition, on February 14, 2013, the Company completed a public offering of an aggregate of 7,500,000 common shares of Ocean Rig owned by DryShips and received approximately $123,188 of net proceeds from the public offering.

The Company is currently in negotiations with its lenders to obtain waivers, waiver extensions or to restructure the affected debt. Management expects that the lenders will not demand payment of the loans before their maturity, provided that the Company pays scheduled loan installments and accumulated or accrued interest as they fall due under the existing credit facilities. Management plans to settle the loan interest and scheduled loan repayments with cash expected to be generated from operations and from financing activities.

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Accordingly, the consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern, except for the current classification of the shipping segment's debt discussed in Note 11.